Exhibit 99.1

GRATITUDE HEALTH, INC.

FINANCIAL STATEMENTS

December 31, 2017

GRATITUDE HEALTH, INC.

INDEX TO FINANCIAL STATEMENTS

December 31, 2017

F-1

D. Brooks and Associates CPA's, P.A.
Certified Public Accountants • Valuation Analyst • Advisors

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Gratitude Health, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Gratitude Health, Inc. (the Company) as of December 31, 2017, and the related statements of operations, stockholders' deficit, and cash flows for the period from September 14, 2017 (Inception) through December 31, 2017, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017, and the results of its operations and its cash flows for the period from September 14, 2017 (Inception) through December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

D. Brooks and Associates CPA's, P.A.

D. Brooks and Associates CPA's, P.A.

We have served as the Company's auditor since 2018.

Palm Beach Gardens, Florida

May 15, 2018

D. Brooks and Associates CPA's, P.A. 4440 PGA Boulevard Suite 104, Palm Beach Gardens, FL 33410 – (561) 429-6225

F-2

GRATITUDE HEALTH, INC.

BALANCE SHEET

DECEMBER 31,
2017
ASSETS
CURRENT ASSETS:
Cash	$20,826
Advance to supplier	11,200

Total Current Assets	32,026

OTHER ASSETS:
Property and equipment, net	13,222

Total Other Assets	13,222

TOTAL ASSETS	$45,248

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$16,046
Convertible notes payable, net of debt discount	100,289
Due to related party	345

Total Current Liabilities	116,680

Total Liabilities	116,680

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT:
Common stock, $0.0001 par value: 400,000,000 shares authorized; 150,000,000 shares issued and outstanding	15,000
Additional paid-in capital	9,992
Accumulated deficit	(96,424)

Total Stockholders' Deficit	(71,432)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$45,248

See accompanying notes to financial statements.

F-3

GRATITUDE HEALTH, INC.

STATEMENT OF OPERATIONS

For the Period from
September 14, 2017 (Inception)
to December 31, 2017

Net revenues	$-

OPERATING EXPENSES:
Compensation and related cost	53,000
Professional and consulting expenses	17,357
General and administrative	19,131

Total Operating Expenses	89,488

LOSS FROM OPERATIONS	(89,488)

OTHER EXPENSE:
Interest expense	(6,936)

Total other expense	(6,936)

LOSS BEFORE PROVISION FOR INCOME TAXES	(96,424)

Provision for income taxes	-

NET LOSS	$(96,424)

NET LOSS PER COMMON SHARE - Basic and diluted	$(0.00)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	150,000,000

See accompanying notes to financial statements.

F-4

GRATITUDE HEALTH, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT

From the Period from September 14, 2017 (Inception) to December 31, 2017

	Common Stock		Additional Paid-in	Accumulated	Total Stockholders'
	Shares	Amount	Capital	Deficit	Deficit

Balance, inception	-	$-	$-	$-	$-

Issuance of common stock to founders	150,000,000	15,000	-	-	15,000

Debt discount for common stock warrants issued with convertible debt	-	-	9,992	-	9,992

Net Loss	-	-	-	(96,424)	(96,424)

Balance, December 31, 2017	150,000,000	$15,000	$9,992	$(96,424)	$(71,432)

See accompanying notes to financial statements.

F-5

GRATITUDE HEALTH, INC.

STATEMENT OF CASH FLOWS

For the Period from
September 14, 2017 (Inception)
to December 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(96,424)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	778
Amortization of debt discount	5,281
Stock-based compensation	15,000
Change in operating assets and liabilities:
Advance to supplier	(11,200)
Accounts payable and accrued expenses	16,046

NET CASH USED IN OPERATING ACTIVITIES	(70,519)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of equipment	(14,000)

NET CASH USED IN INVESTING ACTIVITIES	(14,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds received from issuance of convertible notes payable	105,000
Advances from related party	345

NET CASH PROVIDED BY FINANCING ACTIVITIES	105,345

NET INCREASE IN CASH	20,826

CASH, beginning of period	-

CASH, end of year	$20,826

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$-
Income taxes	$-

See accompanying notes to financial statements.

F-6

GRATITUDE HEALTH, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND GOING CONCERN

Organization

Gratitude Health, Inc. (the “Company”) was incorporated in the State of Florida on September 14, 2017. The Company established a fiscal year end of December 31.  The Company is engaged in manufacturing, selling and marketing functional RTD (Ready to Drink) beverages sold under the Company’s trademark. As of December 31, 2017, the Company has not generated any revenues to date.

Basis of presentation and going concern

As reflected in the accompanying financial statements, the Company has a net loss and net cash used in operations of $96,424 and $70,519, respectively, for the period from September 14, 2017 (inception) to December 31, 2017, has no revenues.  Additionally, the Company has working capital deficit and stockholders’ deficit of $84,654 and $71,432, respectively, at December 31, 2017. These circumstances raise substantial doubt about the Company’s ability to continue as a going concern for a period of 12 months from the date of this report. The ability of the Company to continue as a going concern is dependent on the Company’s ability to implement its business plan, raise capital, and generate revenues. Currently, management is seeking capital to implement its business plan.   Management believes that the actions presently being taken provide the opportunity for the Company to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Use of estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, expenses, and the related disclosures at the date of the financial statements and during the reporting period. Actual results could materially differ from these estimates. Significant estimates include the valuation of deferred tax assets, useful life of property and equipment, valuation of debt discount, the assumptions used to calculate fair value of stock warrants granted and the value of stock-based compensation and fees.

Cash and cash equivalents

The Company considers all highly liquid debt instruments and other short-term investments with maturity of three months or less, when purchased, to be cash equivalents.  The Company maintains cash and cash equivalent balances at one financial institution that is insured by the Federal Deposit Insurance Corporation. The Company’s account at this institution is insured by the Federal Deposit Insurance Corporation ("FDIC") up to $250,000. As of December 31, 2017, the Company has not reached bank balances exceeding the FDIC insurance limit. To reduce its risk associated with the failure of such financial institution, the Company evaluates at least annually the rating of the financial institution in which it holds deposits.

Fair value measurements and fair value of financial instruments

The estimated fair value of certain financial instruments, including cash, advance to supplier, accounts payable and accrued expenses, convertible debt, and amounts due to related party are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments.

Advances to suppliers

Advances to a supplier represents the cash paid in advance for the purchase of inventory. The advances to a supplier are interest free and unsecured. As of December 31, 2017, advances to the Company’s major supplier amounted to $11,200. Upon shipment of the purchase inventory, the Company reclassifies or records such advances to the supplier into inventory.

F-7

GRATITUDE HEALTH, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue recognition

The Company will recognize revenue when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the purchase price is fixed or determinable and collectability is reasonably assured. The Company has not recognized any revenues since its inception.

The Company adopted Accounting Standards Update (“ASU”) ASU 2015-14 Revenue from Contracts with Customers for their fiscal year beginning January 1, 2018. The Company does not expect this ASU to have a material impact on its financial statements.

Property and Equipment

Property and equipment are carried at cost less accumulated depreciation.  Depreciation is computed using the straight-line method over the estimated useful lives of the assets of 3 years. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized. When assets are retired, or disposed of, the cost and accumulated depreciation are removed, and any resulting gains or losses are included in the consolidated statement of operations.

Income taxes

The Company accounts for income taxes pursuant to the provision of ASC 740-10, “Accounting for Income Taxes” (“ASC 740-10”), which requires, among other things, an asset and liability approach to calculating deferred income taxes. The asset and liability approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. A valuation allowance is provided to offset any net deferred tax assets for which management believes it is more likely than not that the net deferred asset will not be realized.

The Company follows the provision of ASC 740-10 related to Accounting for Uncertain Income Tax Positions. When tax returns are filed, there may be uncertainty about the merits of positions taken or the amount of the position that would be ultimately sustained. In accordance with the guidance of ASC 740-10, the benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions.

Tax positions that meet the more likely than not recognition threshold are measured at the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefit associated with tax positions taken that exceed the amount measured as described above should be reflected as a liability for uncertain tax benefits in the accompanying balance sheet along with any associated interest and penalties that would be payable to the taxing authorities upon examination. The Company believes its tax positions are all more likely than not to be upheld upon examination. As such, the Company has not recorded a liability for uncertain tax benefits.

The Company has adopted ASC 740-10-25, “Definition of Settlement”, which provides guidance on how an entity should determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits and provides that a tax position can be effectively settled upon the completion and examination by a taxing authority without being legally extinguished. For tax positions considered effectively settled, an entity would recognize the full amount of tax benefit, even if the tax position is not considered more likely than not to be sustained based solely on the basis of its technical merits and the statute of limitations remains open.  The federal and state income tax returns of the Company are subject to examination by the IRS and state taxing authorities, generally for three years after they are filed.

F-8

GRATITUDE HEALTH, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Stock-based compensation

Stock-based compensation is accounted for based on the requirements of the Share-Based Payment Topic of ASC 718, “Compensation — Stock Compensation” (“ASC 718”), which requires recognition in the consolidated financial statements of the cost of employee and director services received in exchange for an award of equity instruments over the period the employee or director is required to perform the services in exchange for the award (presumptively, the vesting period). ASC 718 also requires measurement of the cost of employee and director services received in exchange for an award based on the grant-date fair value of the award.

Pursuant to ASC Topic 505-50, “Equity Based Payments to Non-employees”, for share-based payments to consultants and other third-parties, compensation expense is determined at the measurement date. The expense is recognized over the vesting period of the award. Until the measurement date is reached, the total amount of compensation expense remains uncertain. The Company initially records compensation expense based on the fair value of the award at the reporting date.

Net loss per share of common stock

Basic net loss per share is computed by dividing the net loss by the weighted average number of common shares during the period. Diluted net loss per share is computed using the weighted average number of common shares and potentially dilutive securities outstanding during the period. At December 31, 2017, the Company has 24,000,000, potentially dilutive securities outstanding related to convertible notes payable and stock warrants. Those potentially dilutive common stock equivalents were excluded from the dilutive loss per share calculation as they would be antidilutive due to the net loss.

Recent accounting pronouncements

In February 2016, the FASB issued ASU 2016-02, “Leases (Topic 842)”. The new standard requires lessees to apply a dual approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight-line basis over the term of the lease. A lessee is also required to record a right-of-use asset and a lease liability for all leases with a term of greater than 12 months regardless of their classification. Leases with a term of 12 months or less will be accounted for similar to existing guidance for operating leases. The new guidance will be effective for fiscal years beginning after December 15, 2018, and interim periods within those annual periods and is applied retrospectively. Early adoption is permitted. The Company does not believe the guidance will have a material impact on its financial statements.

In August 2016, FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of certain cash receipts and cash payments (a consensus of the emerging issues take force). This ASU addresses the following eight specific cash flow issues: Debt prepayment or debt extinguishment costs; settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing; contingent consideration payments made after a business combination; proceeds from the settlement of insurance claims; proceeds from the settlement of corporate-owned life insurance policies (including bank-owned life insurance policies); distributions received from equity method investees; beneficial interests in securitization transactions; and separately identifiable cash flows and application of the predominance principle. This guidance will be effective for the Company on January 1, 2018. The Company does not believe the guidance will have a material impact on its financial statements.

In July 2017, the FASB issued ASU 2017-11 “Earnings Per Share” (Topic 260). The amendments in the update change the classification of certain equity-linked financial instruments (or embedded features) with down round features. The amendments also clarify existing disclosure requirements for equity-classified instruments. For freestanding equity-classified financial instruments, the amendments require entities that present earnings per share (“EPS”) in accordance with Topic 260, Earnings Per Share, to recognize the effect of the down round feature when it is triggered. That effect is treated as a dividend and as a reduction of income available to common shareholders in basic EPS. Convertible instruments with embedded conversion options that have down round features would be subject to the specialized guidance for contingent beneficial conversion features (in Subtopic 470-20, Debt—Debt with Conversion and Other Options), including related EPS guidance (in Topic 260). For public business entities, the amendments in Part I of this update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Company does not believe the guidance will have a material impact on its financial statements.

Other accounting standards which were not effective until after December 31, 2017 are not expected to have a material impact on the Company’s financial position or results of operations.

F-9

GRATITUDE HEALTH, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 2 – PROPERTY AND EQUIPMENT

Property and equipment, stated at cost, less accumulated depreciation consisted of the following:

	Estimated life	As of December 31, 2017

Molding Tool equipment	3 years	$14,000
Less: Accumulated depreciation		(778)
		$13,222

Depreciation expense amounted to $778 for the period from September 14, 2017 (inception) to December 31, 2017.

 NOTE 3 – CONVERTIBLE NOTES PAYABLE

Convertible notes payable consisted of the following:

December 31, 2017
Convertible notes payable	$120,000
Debt discount	(19,711)
Total convertible notes payable	$100,289

Between October 2017 to December 2017, the Company issued 12% convertible notes payable and 5-year warrants to acquire an aggregate of 12,000,000 shares of the Company’s common stock at an exercise price of $0.02 per share. The notes were due one year from the date of issuance. The annual interest rate for the notes were 12%. The notes were convertible any time after the issuance date of the note at $0.01 per share. The Company accounted for the warrants by using the relative fair value method. The debt discount consisted of relative fair value of the warrants of $9,992 using a Black-Scholes model with the following assumptions: dividend yield of zero, years to maturity of 5.00, a risk free rate of 2.00%, and expected volatility of 200% using volatilities of similar companies. The Company also paid financing costs of $15,000 in connection with these notes which was initially recorded as debt discount and was amortized over the term of these notes. The Company recorded amortization of debt discount of $5,281 for the period from September 14, 2017 (inception) to December 31, 2017. As of December 31, 2017, the accrued interest related to these notes amounted to $1,655.

In March 2018, the Company entered into a Common Stock Purchase Agreement with this note holder and part of the purchase price was the satisfaction of these notes including any accrued interest and the cancellation of the stock warrants pursuant to a Surrender and Exchanged Agreement dated in March 2018 (see Note 7).

NOTE 4 – STOCKHOLDERS’ DEFICIT

Shares Authorized

The authorized capital stock consists of 400,000,000 shares of common stock, par value $0.0001 per share.

Common Stock

In September 2017, the Company issued an aggregate of 150,000,000 shares of the Company’s common stock to two founders who are the CEO and COO of the Company at $0.0001 per share. In connection with the issuance of these common shares to the founders, the Company recorded stock-based compensation of $15,000 for the period from September 14, 2017 (inception) to December 31, 2017.

F-10

GRATITUDE HEALTH, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 4 – STOCKHOLDERS’ DEFICIT (continued)

Common Stock Warrants

A summary of the Company’s outstanding stock warrants as of December 31, 2017 and changes during the period presented below:

	Number of Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)
Balance at Inception	—	$—	—
Granted	12,000,000	0.02	5.00
Balance at December 31, 2017	12,000,000	$0.02	4.85
Warrants exercisable at December 31, 2017	12,000,000	$0.02	4.85
Weighted average fair value of warrants granted during period from September 14, 2017 (inception) to December 31, 2017		$0.001

Between October 2017 to December 2017, in connection with the issuance of convertible notes ( see Note 3), the Company granted the note holder an aggregate of 12,000,000 5-year warrants to purchase shares of the Company’s common stock at an exercise price of $0.02 per share.

NOTE 5 – RELATED PARTY TRANSACTION

The Company’s officer, Mr. Roy Warren, from time to time, provided advances to the Company for working capital purposes. At December 31, 2017, the Company had a payable to the officer of $345. These advances were short-term in nature and non-interest bearing.

NOTE 6 – INCOME TAXES

The Company has incurred aggregate net operating losses of approximately $79,759 for income tax purposes as of December 31, 2017. The net operating loss carries forward for United States income taxes, which may be available to reduce future years’ taxable income. These carry forwards will expire, if not utilized, through 2037. Management believes that the realization of the benefits from these losses appears not more than likely due to the Company’s limited operating history and continuing losses for United States income tax purposes. Accordingly, the Company has provided a 100% valuation allowance on the deferred tax asset to reduce the asset to zero. Management will review this valuation allowance periodically and make adjustments as necessary.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Act”) was signed into law. The Act decreases the U.S. corporate federal income tax rate from a maximum of 35% to a flat 21% effective January 1, 2018. The Act also includes a number of other provisions including, among others, the elimination of net operating loss carrybacks and limitations on the use of future losses, the repeal of the Alternative Minimum Tax regime and the repeal of the domestic production activities deduction. These provisions are not expected to have a material effect on the Corporation.

F-11

GRATITUDE HEALTH, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 6 – INCOME TAXES (continued)

Given the significant complexity of the Act and anticipated additional implementation guidance from the Internal Revenue Service, further implications of the Act may be identified in future periods.

The items accounting for the difference between income taxes at the effective statutory rate and the provision for income were as follows:

Period from September 14, 2017 (inception) to December 31, 2017
Income tax benefit at U.S. statutory rate of 21%, respectively	$(20,249)
Non-deductible expenses	3,500
Change in valuation allowance	16,749
Total provision for income tax	$-

The Company’s approximate net deferred tax asset were as follows:

Deferred Tax Asset:	As of December 31, 2017
Net operating loss carryforward	$16,749
Valuation allowance	(16,749)
Net deferred tax asset	$-

The Company provided a valuation allowance equal to the deferred income tax asset for the period from September 14, 2017 (inception) to December 31, 2017 because it was not known whether future taxable income will be sufficient to utilize the loss carryforward. The increase in the allowance was $16,749 in fiscal 2017.

Additionally, the future utilization of the net operating loss carryforward to offset future taxable income may be subject to an annual limitation as a result of the recent tax law and ownership changes that could occur in the future. If necessary, the deferred tax assets will be reduced by any carryforward that expires prior to utilization as a result of such limitations, with a corresponding reduction of the valuation allowance.

The Company does not have any uncertain tax positions or events leading to uncertainty in a tax position. The Company’s 2017 Corporate Income Tax Returns are subject to Internal Revenue Service examination.

NOTE 7 – SUBSEQUENT EVENTS

Between January 2018 to March 2018, the Company entered into promissory note agreements, providing for the issuance of notes in the principal amount of $120,000 to an unrelated party pursuant to a Securities Purchase Agreement (see Note 3). The notes were due one year from the date of issuance. The annual interest rate for the notes were 12%. The notes were convertible any time after the issuance date of the note at $0.01 per share. The Company granted the note holder an aggregate of 12,000,000 warrants in connection with the issuance of these notes. The warrants had a term of 5 years from the date of grant and were exercisable at an exercise price of $0.02.

In March 2018, the Company received gross proceeds of approximately $2,000 from the sale of 2,000,000 shares of common stock or $0.001 per share to two investors.

In March 2018, the Company entered into a Common Stock Purchase Agreement with an investor (see Note 3) whereby the Company issued 49,000,000 shares of the Company’s common stock for a purchase price of (i) $3,000 cash, (ii) the satisfaction of the convertible notes including any accrued interest for a total principal amount of $240,000 and the cancellation of all the stock warrants granted to the note holder pursuant to the Surrender and Exchange Agreement dated in March 2018, (see Note 3) (iii) $260,000 additional funding in cash after the closing of a Share Exchange Agreement which was recorded as subscription receivable and (iv) the surrender and cancellation of a certain note for a principal amount of $70,000 including accrued interest of $59,807 and warrants issued by another company who is the Acquiror in a Share Exchange Agreement as discussed below. The subscription receivable of $260,000 was collected in April 2018.

F-12

GRATITUDE HEALTH, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 7 – SUBSEQUENT EVENTS (continued)

In March 2018, the Company entered into a Common Stock Purchase Agreement with an investor whereby the Company issued 1,000,000 shares of the Company’s common stock in exchanged for the surrender and cancellation of a certain note for a principal amount of $102,500 and accrued interest of $16,350 and warrants issued and owed by another company who is the Acquiror in a Share Exchange Agreement as discussed below.

In March 2018, the Company entered into a Surrender and Exchange Agreement with the CEO and COO of the Company whereby the CEO and COO agreed to surrender to the Company a total of 100,000,000 shares of the Company’s common stock. Consequently, both CEO and COO each owns 25,000,000 shares of the Company’s common stock after the surrender. Such surrender of shares were done in connection with the Share Exchange Agreement which closed on March 26, 2018.

In March 2018, the Company entered into a Surrender and Exchange Agreement with a note holder (see Note 3) whereby the note holder agreed to surrender the 12% convertible note including accrued interest for a total principal amount of $240,000 and the cancellation of all the stock warrants granted to the note holder. Such surrender of notes and warrants were done in connection with the Share Exchange Agreement which closed on March 26, 2018.

On March 26, 2018, Gratitude Health, Inc. f/ka Vapir Enterprises, Inc., a corporation organized under the laws of Nevada (the “Acquiror”), Hamid Emarlou, the principal shareholder of the Acquiror (the “Acquiror Principal Shareholder”), Gratitude Health, Inc. (FL), a corporation organized under the laws of Florida (the “Acquiree” or the “Company”), and each of the Persons who are shareholders of the Company (collectively, the “Acquiree Shareholders,” and individually an “Acquiree Shareholder”) entered into a Share Exchange Agreement (the “ Exchange Agreement”) pursuant to which the Acquiree Shareholders (who are the holders of all the issued and outstanding shares of common stock of the Company (the “Acquiree Interests”)) have agreed to transfer to the Acquiror, and the Acquiror has agreed to acquire from the Acquiree Shareholders, all of the Acquiree Interests, in exchange for the issuance of 520,000 shares of Series A Preferred Stock and 500,000 shares of Series B Preferred Stock, to the Acquiree Shareholders (the “Acquiror Shares”), which Acquiror Shares shall, upon conversion into 102,000,000 shares of common stock of the Acquiror, constitute approximately 85.84% on a fully diluted basis of the issued and outstanding shares of Acquiror common stock immediately after the closing of the transactions on the terms and conditions as set forth in the Exchange Agreement and the closing of the Spin Off Agreement as described below.

Effective March 26, 2018, the Acquiror acquired all the issued and outstanding shares of the Company pursuant to the Agreement and the Company became the Acquiror’s wholly-owned subsidiary. As a result of the Exchange Agreement, for financial statement reporting purposes, the business combination between the Company and Acquiror has been treated as a reverse acquisition and recapitalization with the Company deemed the accounting acquirer and the Acquiror deemed the accounting acquiree under the acquisition method of accounting in accordance with FASB Accounting Standards Codification (“ASC”) Section 805-10-55. At the time of the Share Exchange Agreement, both the Company and Acquiror have their own separate operating segments. Accordingly, the assets and liabilities and the historical operations that are reflected in the consolidated financial statements after the Exchange Agreement are those of the Company and are recorded at the historical cost basis of the Company. The acquisition process utilizes the capital structure of the Acquiror and the assets and liabilities of the Company which are recorded at historical cost. The results of operations of the Acquiror are consolidated with results of operations of the Company starting on the date of the Exchange Agreement.

In connection with the Agreement, on March 26, 2018, the Exchange Agreement has constituted a change of control or change in control, the current officers and directors of the Acquiror resigned, and concurrently, the Acquiror appointed the CEO and COO of the Company as the new officers of the Acquiror.

On the Closing Date, Acquiror Principal Shareholder entered into a Spin Off Agreement with Acquiror for the sale of the existing wholly owned Vapir, Inc. subsidiary of the Acquiror in exchange for Acquiror Principal Shareholder’s 36,309,768 shares of Common Stock of Acquiror.

F-13

GRATITUDE HEALTH, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 7 – SUBSEQUENT EVENTS (continued)

The following table summarizes the unaudited pro forma consolidated results of operations as if the acquisition or the Exchange Agreement had occurred on September 14, 2017:

	For the period from September 14, 2017 to December 31, 2017
	As Reported	Pro Forma
Net Revenues	$-	$761,102
Loss from operations	(89,488)	(355,640)
Net Loss	(96,424)	(461,721)
Net Loss per common share:
Basic and diluted	$(0.00)	$(0.01)

The unaudited pro forma consolidated statements of operations are for informational purposes only and should not be considered indicative of actual results that would have been achieved if the Company and Exchange Agreement had been completed at the beginning of fiscal year 2017, or results that may be obtained in any future period.

In April 2018, the Company entered into a lease agreement for its corporate facility in Palm Beach Gardens, Florida. The lease is for a period of 36 months commencing in July 2018 and expiring in July 2021. Pursuant to the lease agreement, the lease requires the Company to pay a monthly base rent of $2,154 plus a pro rata share of operating expenses beginning July 2018. The base rent is subject to annual increases beginning the 2nd and 3rd lease year as defined in the lease agreement.

Future minimum rental payments required under operating leases are as follows:

2018	$12,924
2019	26,238
2020	27,028
2021	13,710
$79,900

In January 2018, the Company entered into a Standard Exclusive License Agreement (the “License Agreement”) whereby the licensor agreed to grant exclusive license to the Company for licensed patent owned or controlled by licensor. The licensed patent is related to tea polyphenols esters and analogs for cancer prevention and treatment. The term of this license shall begin on the effective date of this License Agreement and continue until the later of the date that no licensed patent remains a pending application or an enforceable patent, or the date on which Company’s obligation to pay royalties expires pursuant to the License Agreement. If the Company has not pursued a market or territory respecting the licensed patents within one year of the date of execution of this License Agreement and Licensor has received notice that a third party wishes to negotiate a license for such market or territory, Licensor may terminate the license granted in with respect to such market or territory upon sixty (60) days written notice to Licensee. The Company agreed to pay license issue fee of $5,000 within 30 days of the effective date which was paid in March 2018.

Additionally, the Company agreed to pay certain royalty payments as follows:

(i) three percent (3%) for Net Sales of Licensed Products, and Licensed Processes, for each product or process, on a country-by-country basis, for cumulative Net Sales up to one million dollars ($1,000,000); and

(ii) four percent (4%) for Net Sales of Licensed Products and Licensed Processes, for each product or process, on a country-by-country basis, for cumulative Net Sales from one million dollars ($1,000,000) to five million dollars ($5,000,000); and

(iii) five percent (5%) for Net Sales of Licensed Products and Licensed Processes, for each product or process, on a country-by-country basis, Net Sales over five million dollars ($5,000,000).

Furthermore, the Company agrees to pay Licensor minimum royalty payments, as follows:

Payment	Year
$20,000	2018
$50,000	2019
$100,000	2020 and every year thereafter on the same date, for the life of this License Agreement.

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